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                                                                Exhibit 10.13(b)


                          AMENDMENT NUMBER 1 TO AMENDED
                   AND RESTATED PURCHASE AGREEMENT GCT-0215/98

This Amendment Number 1 to Amended and Restated Purchase Agreement GCT-025/98, dated as of June 7, 2002 ("Amendment No. 1") relates to the Amended and Restated Purchase Agreement GCT-025/98 (the "Purchase Agreement") between Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Republic Airways Holdings, Inc. ("Buyer") dated April 19, 2002 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No. 1 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 1 sets forth additional agreements between Embraer and Buyer relative to the incorporation of 22 firm aircraft and 30 option aircraft to the Agreement with certain specific and exclusive conditions for aircraft to be operated by Buyer's designee Chautauqua Airlines, Inc., for Delta Air Lines, Inc. These aircraft are in addition to the already existing 37 option aircraft.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 1, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 1 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 1 shall control.

WHEREAS, the effectiveness of the Purchase Agreement was subject to Buyer delivering a notice to Embraer stating that the Agreement was effective, and Buyer has delivered such a notice to Embraer.

WHEREAS, in connection with the Parties' agreements with respect to additional aircraft and other terms and conditions, the Parties have now agreed to amend the Purchase Agreement as provided for below.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. DEFINITION: Article 1.b shall be deleted and replaced with the following:

         b.1. EMB-145 Aircraft - shall mean the EMB-145 LR aircraft or, where there is more than one of such aircraft, each of such Aircraft (including Firm Aircraft and Option Aircraft, as the context requires), manufactured by Embraer, for sale to Buyer pursuant to this Agreement, according to the Technical Description number TD-145/010, dated January 1998 (Appendix I), the Aircraft Specific Configuration, Finishing and Registration Marks described in Attachment `A-3' (or with respect to Other Option EMB-145 Aircraft, Attachment 'A-1' or 'A-2', if Buyer notifies Embraer that it desires to receive the Aircraft in one of these alternative configurations [*] and as may be amended from time to time by Buyer at its expense as specified in Article 11. [*].

         b.2. EMB-135 Aircraft - shall mean the EMB-135 LR aircraft or, where there is


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   Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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         more than one of such aircraft, each of such Aircraft (including Firm
         Aircraft and Option Aircraft, as the context requires), manufactured by Embraer, for sale to Buyer pursuant to this Agreement, according to the Technical Description number TD-135/005, dated June 2001 (Appendix I), the Aircraft Specific Configuration, Finishing and Registration Marks described in Attachment 'A-4', and as may be amended from time to time by Buyer at its expense as specified in Article 11. [*]

         b.3. Delta Aircraft - shall mean the Firm and Option EMB-145 Delta Aircraft and EMB-135 Delta Aircraft, as each term is defined in Article 2.a.

2.       SUBJECT: Article 2.a shall be deleted and replaced with the following:

         a. Upon the terms and conditions contained in this Agreement, Embraer shall sell and Buyer shall purchase and take delivery of:

                  o Fifteen (15) EMB-135 firm Aircraft ("Firm EMB-135 Delta Aircraft") and seven (7) EMB-145 firm Aircraft ("Firm EMB-145 Delta Aircraft"), as indicated on the table provided below in Section 4; and

                  o if Buyer so elects, up to thirty (30) EMB-145 option Delta Aircraft ("Option Delta Aircraft") and thirty-seven (37) other option EMB-145 Aircraft ("Other Option EMB-145 Aircraft"), as indicated in the table provided below in Section 5.

3.       PRICE:

         A. Article 3.a.1 shall be deleted and replaced with the following:

         1.1 The EMB-145 Delta Aircraft Basic Price of [*], for each EMS-145 Delta Aircraft.

         1.2 The EMB-135 Delta Aircraft Basic Price of [*], for each EMB-135 Delta Aircraft.

         1.3 The Other Option EMB-145 Aircraft Basic Price of [*], for each Other Option EMB-145 Aircraft.

         B.       Article 3.c shall be deleted and replaced with the following:

                  "c. The Aircraft Basic Price shall be escalated according to the formula contained in Attachment "D-1" for all Delta Aircraft and Attachment "D" for all Aircraft other than Delta Aircraft, and as set forth herein. Such price as escalated shall be the Aircraft Purchase Price and it will be provided to Buyer [*] prior to each Aircraft Contractual Delivery Date."

4. DELIVERY SCHEDULE: The following delivery schedule shall be inserted just after Article 5.a. The wording in the last two lines of Article 5.a ("..according to the schedule set forth in Article 24 and subject to the terms of that article".) shall be deleted.


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

----------------------------------------------------------------------------------------------------------------------
                                                         [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                     October 2002
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                    September 2003
-------------------------- --------------------------------- ---------------------------- ----------------------------


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5.       OPTION AIRCRAFT:

         5.1 The Option Aircraft delivery schedule of Article 24 shall be deleted and replaced with the following:

----------------------------------------------------------------------------------------------------------------------
                                                         [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                      April 2003
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------


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-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                          [*]
-------------------------- --------------------------------- ---------------------------- ----------------------------
           [*]                           [*]                             [*]                     January 2007
-------------------------- --------------------------------- ---------------------------- ----------------------------

5.2 Items e. and f. of Article 24 shall be deleted and replaced with the following:

e. CONFIRMATION OF OPTION [*]: Buyer's options to purchase Option Aircraft shall be confirmed on or before [*] prior to the delivery date of the each Option Aircraft [*] At that time, [*], as each has been amended as of the confirmation date and at the Basic Price then applicable for an Aircraft [*]), including whether each exercised Aircraft shall be a Delta Aircraft. Buyer may confirm no more than [*] total Option Aircraft as Delta Aircraft. At the time of each confirmation, [*]

f. FAILURE TO CONFIRM; [*] If Buyer fails to confirm [*] as provided in item "e", Buyer shall have no right to acquire that Option Aircraft and the relevant portion of the deposit made according to item "d.1" above, if any, shall be [*]Buyer's failure to confirm, renunciation of, or failure to obtain, [*]commencing on the date [*]In the event Embraer fails to [*]


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6. SERVICES: Article 13.e.2 and 3 of the Purchase Agreement are hereby deleted and replaced with the following:

         "2. One (1) Maintenance Familiarization Course [*]. This course shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III." [*]

         3. One (1) Flight Attendant Familiarization Course [*]. This course shall consist of classroom familiarization, including a general description of Aircraft and systems to be used by flight attendants if requested, Embraer may demonstrate procedures described in the classroom, subject to Buyer's Aircraft availability. [*]"

7. EMB-135 AIRCRAFT CONFIGURATION: Attachment "A-3" (EMB-135 Delta Aircraft configuration) and Attachment "A-4" (EMB-145 Delta Aircraft configuration) to this Amendment shall be included in the Purchase Agreement, reflecting the configuration selected by Buyer for the EMB-135 Delta Aircraft and EMB-145 Delta Aircraft.

8. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 1 shall remain valid in full force and effect without any change.






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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 1 to Amended and Restated Purchase Agreement to be effective as of the date first written above,

EMBRAER - Empresa Brasileira de            Republic Airways Holdings, Inc.
Aeronautica S.A.

By                                         By
   -----------------------------------        ----------------------------------

Name:                                      Name:

Title:                                     Title:



By                                         DATE:
   -----------------------------------

Name:                                      Place:

Title:



DATE:

Place:



Witness:                                   Witness:
          ----------------------------              ----------------------------

Name:                                      Name:
       -------------------------------              ----------------------------



                                                                     Page 7 of 7

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--------------------------------------------------------------------------------
                                ATTACHMENT "A-3"
                   EMB-145 AIRCRAFT UNDER DELTA CONFIGURATION
--------------------------------------------------------------------------------

        AIRCRAFT SPECIFIC CONFIGURATION, FINISHING AND REGISTRATION MARKS

1.  STANDARD AIRCRAFT

     The Aircraft shall be manufactured according to the standard configuration specified in the Technical Description TD-145/010, dated January 1998 (Appendix I) (the "Technical Description") and the optional equipment described in item 2 below.

2.  OPTIONAL EQUIPMENT

    2.1  OPTIONS TO THE STANDARD AVIONICS CONFIGURATION
         [*]

    2.2  OPTIONAL SYSTEM/OTHER EQUIPMENT
         [*]

    2.3  INTERIOR OPTIONAL ITEMS
         [*]


3.       FINISHING

         a.       EXTERIOR FINISHING:

                  The Aircraft shall be painted according to the Delta color and paint scheme, which has been supplied to Embraer by Buyer.

         b.       INTERIOR FINISHING:

                  Buyer has informed Embraer of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. In case Buyer elects to use different materials and or patterns, such schedule shall be agreed between the Parties at the time of signature of this Purchase Agreement.

4.       REGISTRATION MARKS

         The Aircraft shall be delivered to Buyer with the registration marks painted on them, which shall be supplied to Embraer by Buyer no later than ninety (90) days before each relevant Aircraft Contractual Delivery Date.

     IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-3" AND THE TERMS OF THE TECHNICAL DESCRIPTION, THE TERMS OF THIS ATTACHMENT "A-3" SHALL PREVAIL.




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     *Confidential

--------------------------------------------------------------------------------
                                ATTACHMENT "A-4"
                   EMB-135 AIRCRAFT UNDER DELTA CONFIGURATION
--------------------------------------------------------------------------------

        AIRCRAFT SPECIFIC CONFIGURATION, FINISHING AND REGISTRATION MARKS

1.  STANDARD AIRCRAFT

     The Aircraft shall be manufactured according to the standard configuration specified in the Technical Description number TD-135/005, dated June 2001 (Appendix I) (the "Technical Description") and the optional equipment described in item 2 below.

2.  OPTIONAL EQUIPMENT


    2.1  OPTIONS TO THE STANDARD AVIONICS CONFIGURATION
         [*]

    2.2  OPTIONAL SYSTEM/OTHER EQUIPMENT
         [*]

    2.3  INTERIOR OPTIONAL ITEMS
         [*]

3.       FINISHING

         a.       EXTERIOR FINISHING:

                  The Aircraft shall be painted according to the Delta color and paint scheme, which has been supplied to Embraer by Buyer.

         b.       INTERIOR FINISHING:

                  Buyer has informed Embraer of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. In case Buyer elects to use different materials and or patterns, such schedule shall be agreed between the Parties at the time of signature of this Purchase Agreement.

4.       REGISTRATION MARKS

         The Aircraft shall be delivered to Buyer with the registration marks painted on them, which shall be supplied to Embraer by Buyer no later than ninety (90) days before each relevant Aircraft Contractual Delivery Date.

     IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-4" AND THE TERMS OF THE TECHNICAL DESCRIPTION, THE TERMS OF THIS ATTACHMENT "A-4" SHALL PREVAIL.

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     * Confidential


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                                ATTACHMENT "D-1"
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         [*]



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